CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

Exhibit 10.10

(Execution Version)

Certain identified information has been omitted from this document because it is not material and is the type that the Company customarily and actually treats as private or confidential, and has been marked with “[***]” to indicate where omissions have been made.

CHANGE ORDER NO. 4

Date: October 12, 2022	Change Order No. 4

Reference: International to Domestic Module Fabrication

Documents: Change Order
Request as per letter No: PQ-PRM-
KZV-VGL-LET-00104-22

Venture Global Plaquemines LNG, LLC, a limited liability company duly organized and existing under the laws of the State of Delaware (“Owner”), and KZJV LLC, a limited liability company duly organized and validly existing under the laws of the State of Texas (“Contractor”), hereby agree to the following change to that certain Second Amended and Restated Engineering, Procurement and Construction Agreement, dated as of January 7, 2022, by and between Owner and Contractor (as amended, supplemented or otherwise modified, the “Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. This Change Order, agreed upon by the Parties pursuant to Article 12 of the Agreement, is considered an amendment to the Agreement. Except to the extent specifically described in this Change Order, the change(s) set forth herein do(es) not relieve Contractor of its responsibilities set forth in the Agreement.

Provided that this Change Order is executed by both Parties, this Change Order will constitute a full and final settlement and accord and satisfaction of all effects of the change(s) described herein, and shall be deemed to compensate Contractor fully for such effects, unless otherwise provided in the detailed description below.

Scope:

Exhibit A (Scope of Work; Applicable Codes and Standards) of the Agreement is hereby amended as follows:

(i)	The sixth sentence of Section 3.4.2 is amended to delete the words “and Indian”.

(ii)	The first sentence of Section 3.5.1 is amended to delete the words “and India”. The third and fifth sentences of Section 3.5.1 are deleted in their entirety.

(iii)	Section 4 is amended to delete the words “Module Fabrication (India) (6 days, 60 hrs/week)” in their entirety.

(iv)

Section 4.3 is amended to delete the words “Balance of piperacks will be fabricated at L&T’s yard in India” and “India fabrication location with 45-day duration included from module loadout date to delivery at the project MOF via ship” in their entirety.

The reference to “[***]” appearing in Exhibit O (Schedule of Major Subcontractors) of the Agreement shall be deleted in its entirety.

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

Price:

This Change Order constitutes compensation in full, and final and complete satisfaction, for the adjustments to the Target Price related to the change in piperack module fabrication location from an international (non-U.S.) piperack module fabrication yard to a domestic (U.S.) piperack module fabrication yard.

Initial Target Price:	$[***]

Current Target Price:	$[***]

Value of Change Order:	$[***]

Adjusted Target Price as a result of this Change Order:	$[***]

Deliverable Schedule:

This Change Order shall have no impact on the Project Schedule or Applicable Deadlines.

This Change Order is not valid, except as otherwise provided in the Agreement, until fully executed by Contractor and Owner.

[Signatures on the following page.]

CONFIDENTIAL TREATMENT REQUESTED PURSUANT TO RULE 83

(Execution Version)

IN WITNESS WHEREOF, the Parties have caused this Change Order to be executed by their duly authorized representatives as of the date and year first above written.

Venture Global Plaquemines LNG, LLC		KZJV LLC

By:	[***]	By:	[***]
Name:	[***]	Name:	[***]
Title:	[***]	Title:	[***]

		By:	[***]
		Name:	[***]
		Title:	[***]